Exhibit 99.2

FOR IMMEDIATE RELEASE

Investor Contact: Mark Warren (205) 298-3220

Media Contact: David Donaldson (205) 298-3220

VULCAN MATERIALS COMPANY ANNOUNCES

PRIVATE EXCHANGE OFFER

BIRMINGHAM, Ala., February 20, 2018 – Vulcan Materials Company (NYSE: VMC) (the “Company”) announced today that it plans to commence an offer to eligible holders to exchange any and all of its outstanding 7.15% Notes due 2037 (the “Old Notes”) held by them for its newly-issued fixed rate notes due 2048 (the “New Notes”) and cash, the complete terms and conditions of which will be set forth in a confidential offering memorandum dated February 20, 2018 (the “offering memorandum”) and the related letter of transmittal (the “Exchange Offer”). As of today, $240,188,000 aggregate principal amount of Old Notes is outstanding.

Title of Old Notes	Old Notes CUSIP No.	Outstanding Principal Amount (US$)	Title of New Notes

7.15% Notes due 2037	929160AG4	$240,188,000	Notes due 2048

The following is a brief summary of certain key elements of the Exchange Offer:

•	The Exchange Offer will expire at 11:59 p.m., New York City time, on March 19, 2018, unless extended (the “Expiration Date”).

•	Settlement for Old Notes tendered at or prior to 5:00 p.m., New York City time, on March 5, 2018, unless extended (the “Early Participation Date”) and accepted by the Company is expected to occur on March 7, 2018, which is the second business day after the Early Participation Date (the “Early Participation Settlement Date”). Settlement for Old Notes tendered after the Early Participation Date is expected to occur on March 21, 2018, which is the second business day after the Expiration Date (the “Final Settlement Date”).

•	Eligible holders who validly tender and who do not validly withdraw Old Notes at or prior to the Early Participation Date, and whose tenders are accepted for exchange by the Company, will receive the “Total Exchange Price” for each $1,000 principal amount of Old Notes, which will be payable in the form of consideration described below.

•	The “Total Exchange Price” for the Old Notes will equal the discounted value on the Early Participation Settlement Date of the remaining payments of principal and interest (excluding accrued and unpaid interest to but not including the Early Participation Settlement Date) per $1,000 principal amount of Old Notes through the maturity date of the Old Notes, using a yield equal to the sum, of (i) the bid-side yield on the 2.75% U.S. Treasury Security due November 15, 2047, as of 2:00 PM, New York City time, on March 5, 2018 (the “Pricing Time”), as displayed on the Bloomberg Government Pricing Monitor Page PX1 (or any recognized quotation source selected by the dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous) plus (ii) a fixed spread to be determined later this afternoon. The Total Exchange Price is inclusive of the “Early Participation Payment” of $50.00 per $1,000 principal amount of Old Notes tendered and accepted for exchange by the Company, which will be payable in cash to eligible holders who validly tender and who do not validly withdraw Old Notes at or prior to the Early Participation Date.

•	For each $1,000 principal amount of Old Notes tendered and accepted for exchange by the Company, the Total Exchange Price will be payable in the form of the following consideration: (i) $1,000 principal amount of New Notes; plus (ii) cash in an amount equal to the Total Exchange Price minus the New Notes Value (as defined below).

•	The “New Notes Value” will equal the discounted value on the Early Participation Settlement Date of the remaining payments of principal and interest (excluding accrued and unpaid interest to but not including the Early Participation Settlement Date) per $1,000 principal amount of New Notes through the maturity date of the New Notes, using a yield equal to the sum, of (i) the bid-side yield on the 2.75% U.S. Treasury Security due November 15, 2047, as of the Pricing Time, as displayed on the Bloomberg Government Pricing Monitor Page PX1 (or any recognized quotation source selected by the dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous) plus (ii) a fixed spread to be determined later this afternoon.

•	The New Notes will constitute a further issuance of, form a single series with, and have the same CUSIP number as the Notes due 2048 that the Company expects to issue for cash on February 23, 2018 pursuant to a private placement announced today (the “original Notes”).

•	Tenders of Old Notes in the Exchange Offer may be validly withdrawn at any time at or prior to the Early Participation Date; provided that the Company may extend the Early Participation Date, without extending the deadline by which Old Notes tendered in the Exchange Offer may be validly withdrawn, unless required by law. Old Notes tendered after the Early Participation Date may not be withdrawn, except where withdrawal rights are required by law (as determined by the Company in its sole discretion).

•	Consummation of the Exchange Offer is subject to a number of conditions, including the issuance of the original Notes, that on each of the Early Participation Settlement Date and the Final Settlement Date, the New Notes to be issued out of the exchange on such settlement date and the original Notes must be fungible for U.S. federal tax purposes with each other (the “Qualified Reopening Condition”), and the absence of certain adverse legal and market developments.

•	The Qualified Reopening Condition will automatically be satisfied with respect to New Notes issued for Old Notes tendered prior to the Early Participation Date if the Early Participation Settlement Date occurs within thirteen calendar days of the issuance of the original Notes. If the Qualified Reopening Condition is not satisfied after the Early Participation Settlement Date, we will not accept for exchange any Old Notes not already exchanged.

•	The Company will not receive any cash proceeds from the Exchange Offer.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. Vulcan Materials Company plans to offer and issue the New Notes only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S.

The Exchange Offer is only made, and copies of the Exchange Offer documents will only be made available, to a holder of Old Notes who has certified in an eligibility letter certain matters to Vulcan Materials Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or that it is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Note holders who desire a copy of the eligibility letter confirming that they are eligible holders should complete and return the letter of eligibility at the website www.dfking.com/vmc or contact D. F. King & Co., Inc., the information agent for the Exchange Offer, at (877) 361-7972 (toll free) or (212) 269-5550 (for banks and brokers only) or at www.dfking.com/vmc.

The New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom and in compliance with other applicable securities laws.

This press release does not constitute an offer or an invitation by Vulcan Materials Company to participate in the Exchange Offer in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Use of Forward-Looking Statements

This news release may contain “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from expectations. Readers are strongly encouraged to read the full cautionary statements contained in Vulcan Materials Company filings with the SEC. Vulcan Materials Company disclaims any obligation to update or revise any forward-looking statements.

Vulcan Materials Company, a member of the S&P 500 index with headquarters in Birmingham, Alabama, is the nation’s largest producer of construction aggregates and a major producer of other construction materials—primarily crushed stone, sand and gravel—and a major producer of aggregates-based construction materials, including asphalt and ready-mixed concrete. For additional information about Vulcan, go to www.vulcanmaterials.com.